Other Long-Term Assets	12 Months Ended
Dec. 27, 2014
Other Assets, Noncurrent Disclosure [Abstract]
Other Long-Term Assets [Text Block]
Note 12: Other Long-Term Assets
Other long-term assets at the end of each period were as follows:

(In Millions)	Dec 27, 2014	Dec 28, 2013
Equity method investments	$1,446	$1,038
Non-marketable cost method investments	1,769	1,270
Non-current deferred tax assets	622	434
Loans receivable	416	952
Pre-payments for property, plant and equipment	636	521
Other	1,672	1,274
Total other long-term assets	$6,561	$5,489

During 2014, we received and transferred $135 million of equipment from other long-term assets to property, plant and equipment. A substantial majority of the equipment was prepaid in 2010 and 2011. We recognized the pre-payments within operating activities in the consolidated statement of cash flows when we paid for the equipment, and the receipt of the equipment is reflected as a non-cash transaction in the current period.